               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

            We consent to the references to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of the Boston Balanced Fund, a series of shares of The Coventry Group, and to the use of our report dated April 28, 2004 on the financial statements and financial highlights of the Boston Balanced Fund. Such financial statements and financial highlights appear in the March 31, 2004 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.

                                        /s/ Tait, Weller & Baker
                                        -------------------------------
                                        TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
July 29, 2004

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

            We consent to the references to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of the Walden Social Equity Fund, a series of shares of The Coventry Group, and to the use of our report dated April 28, 2004 on the financial statements and financial highlights of the Walden Social Equity Fund. Such financial statements and financial highlights appear in the March 31, 2004 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.

                                    /s/ Tait, Weller & Baker
                                    ---------------------------------------
                                    TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
July 29, 2004

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

            We consent to the references to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of the Boston Equity Fund, a series of shares of The Coventry Group, and to the use of our report dated April 28, 2004 on the financial statements and financial highlights of the Boston Equity Fund. Such financial statements and financial highlights appear in the March 31, 2004 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.

                                       /s/ Tait, Weller & Baker
                                       --------------------------------------
                                       TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
July 29, 2004

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      We consent to the references to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of the Walden Social Balanced Fund, a series of shares of The Coventry Group, and to the use of our report dated April 28, 2004 on the financial statements and financial highlights of the Walden Social Balanced Fund. Such financial statements and financial highlights appear in the March 31, 2004 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.

                                        /s/ Tait, Weller & Baker
                                        ----------------------------------------
                                        TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
July 29, 2004